UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

Chubb Limited

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant's telephone number, including area code: +41(0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value CHF 24.15 per share	CB	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.30% Senior Notes due 2024	CB/24A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2027	CB/27	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.55% Senior Notes due 2028	CB/28	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 0.875% Senior Notes due 2029	CB/29A	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 1.40% Senior Notes due 2031	CB/31	New York Stock Exchange
Guarantee of Chubb INA Holdings Inc. 2.50% Senior Notes due 2038	CB/38A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 20, 2021, the Company’s shareholders approved the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated (“LTIP”). A more complete description of the LTIP is contained in the Company’s proxy statement, dated April 5, 2021, as filed with the Securities and Exchange Commission (“Proxy Statement”), under the heading “Agenda Item 9: Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as Amended and Restated,” which is incorporated herein by reference. The description of the LTIP set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the LTIP, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Company’s 2021 annual general meeting, the Company’s shareholders prospectively approved an amendment to Article 3(a) of the Company’s Articles of Association in conjunction with their approval of a share capital reduction, all as further described in the Company’s 2021 Proxy Statement under the heading “Agenda Item 10: Reduction of Share Capital,” which is incorporated herein by reference. Subject to publication of three notices to creditors and a subsequent two-month waiting period in accordance with Swiss law, and registration with the Swiss Commercial Register, the share capital reduction and amended Article 3(a) of the Articles of Association will become effective. The amended Articles of Association of the Company reflecting the share capital reduction will be filed with the SEC upon effectiveness.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting on May 20, 2021 pursuant to notice duly given. The agenda items submitted at the annual general meeting were passed. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Company’s 2021 Proxy Statement under the headings “What vote is required to approve each agenda item?” and “What is the effect of broker non-votes and abstentions?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2020

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
399,259,328	119,972	781,278	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
399,283,225	676,410	200,943	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
399,361,108	657,830	141,640	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
372,347,020	2,142,211	1,201,588	24,000,188

The voting results for Agenda Item 3 exclude shares held by the Company’s directors, nominees and executive officers, who are not permitted by Swiss law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the year ending December 31, 2021

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
387,103,580	12,943,489	113,509	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the year ending December 31, 2021

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
381,633,319	18,427,941	99,318	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
399,602,142	405,268	153,168	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,020,190	15,264,411	875,789	24,000,188

5.2	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
360,229,225	15,786,131	145,034	24,000,188

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
365,388,643	10,631,664	140,083	24,000,188

5.4	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
374,025,421	2,009,803	125,166	24,000,188

5.5	Election of Mary Cirillo as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
353,063,405	22,973,430	123,555	24,000,188

5.6	Election of Robert J. Hugin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
373,792,646	2,223,442	144,302	24,000,188

5.7	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
371,925,273	4,087,080	148,037	24,000,188

5.8	Election of Eugene B. Shanks, Jr. as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
372,674,406	3,337,813	148,171	24,000,188

5.9	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
368,012,563	8,003,076	144,751	24,000,188

5.10	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
372,825,914	3,200,019	134,457	24,000,188

5.11	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
372,328,765	3,678,256	153,369	24,000,188

5.12	Election of Luis Téllez as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
372,699,620	3,319,228	141,542	24,000,188

5.13	Election of Frances F. Townsend as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
369,453,081	6,548,196	159,113	24,000,188

6.	Election of Evan G. Greenberg as Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
279,281,884	95,979,498	899,008	24,000,188

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
362,590,263	13,406,098	164,029	24,000,188

7.2	Election of Mary Cirillo as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,133,009	18,880,829	146,552	24,000,188

7.3	Election of Frances F. Townsend as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
369,016,650	6,978,810	164,930	24,000,188

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
399,747,580	184,848	228,150	0

9.	Approval of the Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
357,364,721	18,613,115	182,554	24,000,188

10.	Reduction of share capital

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
399,446,706	398,117	315,755	0

11.1	Compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
374,290,646	707,110	1,162,634	24,000,188

11.2	Compensation of Executive Management for the next calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
364,829,110	10,142,941	1,188,339	24,000,188

12.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
348,481,501	27,363,485	315,404	24,000,188

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Chubb Limited 2016 Long-Term Incentive Plan, as amended and restated
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 20, 2021